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                                                                    Exhibit 10.1


                               AMENDMENT NO. 3 TO

                          SALE AND SERVICING AGREEMENT


       AMENDMENT NO. 3 (this "Amendment"), dated as of September 28, 2001, to
                              ---------
the SALE AND SERVICING AGREEMENT, dated as of September 14, 2000, by and among AMERICREDIT MANHATTAN TRUST, a Delaware business trust (the "Borrower"),
                                                             --------
AMERICREDIT FINANCIAL SERVICES, INC., a Delaware corporation ("AFS"), as a
                                                               ----
seller and as servicer (in such capacities, the "Primary Seller" and the
                                                 --------------
"Servicer", respectively), AMERICREDIT FUNDING CORP. V, a Delaware corporation,
 --------
as a seller (the "Secondary Seller," and, together with the Primary Seller, the
                  ----------------
"Sellers," and each, a "Seller"), and THE CHASE MANHATTAN BANK, a New York
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banking corporation ("Chase"), as backup servicer and as administrative agent
                      -----
(in such capacities, the "Backup Servicer" and the "Administrative Agent,"
                          ---------------           --------------------
respectively).



                              W I T N E S S E T H :
                              - - - - - - - - - -


       WHEREAS, the Borrower, the Sellers, the Servicer, the Backup Servicer and the Administrative Agent have entered into a Sale and Servicing Agreement, dated as of September 14, 2000, as amended by Amendment No. 1 thereto dated as of March 30, 2001 and Amendment No. 2 thereto dated as of April 27, 2001 (the "Agreement");
 ---------

       WHEREAS, the parties hereto wish to amend the Agreement as hereinafter provided.


       NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the parties hereto hereby agree as follows:


       SECTION 1. Defined Terms. Unless otherwise defined herein, the terms used
                  -------------
herein shall have the meanings assigned to such terms in, or incorporated by reference into, the Agreement. For all purposes of this Amendment, "Effective
                                                                    ---------
Date" shall mean September 28, 2001.
----
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       SECTION 2. Amendments to Agreement. The Agreement is hereby amended,
                  -----------------------
effective on the Effective Date, as follows:


       (a) Annex A to the Agreement shall be deleted in its entirety and shall be replaced with Annex A attached hereto, which Annex A shall be incorporated herein.


       (b) Section 5.11(b) of the Agreement shall be amended (i) in the second sentence thereof, by replacing the words "first, fourth, seventh and tenth" with the words "first and seventh", (ii) in the third sentence thereof, by replacing the words "such quarter" and "such calendar quarter" with the words "such period" and (iii) by adding the following sentence at the end of such Section:


         Additionally, within 5 days following the closing date of any public term securitization involving AFS, the Servicer shall deliver to the Administrative Agent a copy of the agreed-upon procedures letter issued in conjunction with such securitization, which letter shall be issued by Independent Accountants and shall be addressed to the Administrative Agent.


       SECTION 3. Execution in Counterparts. This Amendment may be executed in
                  -------------------------
any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.


       SECTION 4. Consents; Binding Effect. The execution and delivery by the
                  ------------------------
parties hereto of this Amendment shall constitute the written consent of each of them to this Amendment. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.


       SECTION 5. Governing Law. This Amendment shall be governed by, and
                  -------------
construed in accordance with, the laws of the State of New York.


       SECTION 6. Severability of Provisions. Any provision of this Amendment
                  --------------------------
which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
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       SECTION 7. Captions. The captions in this Amendment are for convenience
                  --------
of reference only and shall not define or limit any of the terms or provisions hereof.


       SECTION 8. Agreement to Remain in Full Force and Effect. Except as
                  --------------------------------------------
amended hereby, the Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects. This Amendment shall be deemed to be an amendment to the Agreement. All references in the Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and all references to the Agreement in any other agreement or document shall hereafter be deemed to refer to the Agreement as amended hereby.

                                       3
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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment No. 3 to the Sale and Servicing Agreement to be executed as of the date and year first above written.

                                        AMERICREDIT MANHATTAN TRUST,
                                         as Borrower

                                        By: Bankers Trust (Delaware),
                                        solely as Trustee of the
                                        AmeriCredit Manhattan Trust

                                        By:
                                           -------------------------
                                           Name:
                                           Title:



                                        AMERICREDIT FUNDING CORP. V,
                                         as Seller

                                        By:
                                           -------------------------
                                           Name:
                                           Title:


                                        AMERICREDIT FINANCIAL SERVICES, INC.,
                                         as Servicer and Primary Seller

                                        By:
                                           -------------------------
                                           Name:
                                           Title:



                                        THE CHASE MANHATTAN BANK,
                                         not in its individual capacity,
                                         but solely as Backup Servicer


                                        By:
                                           -------------------------
                                           Name:
                                           Title:

                                       4
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                                         THE CHASE MANHATTAN BANK, as
                                          Administrative Agent on
                                          behalf of the Secured Parties


                                         By:
                                            -------------------------
                                            Name:
                                            Title:

                                       5
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                                                   Annex A
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                   SCHEDULE OF DEFINITIONS
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                       (See attached)

                                       6